EXHIBIT (G)(1)

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Aerospace--1.87%           Aviall Inc., Term Loan B, due 11/30/00:
                             9.13% to 9/07/95                                                  $      728     $      728
                             9.75% to 9/07/95                                                       5,225          5,225
                             9.25% to 10/10/95                                                     14,558         14,558
                           Gulfstream Aerospace Corp., Term Loan, due 3/31/97,
                           10% to 9/29/95                                                           1,538          1,538
                           Gulfstream Aerospace Corp., Term Loan, due 3/31/98:
                             9% to 9/08/95                                                          9,260          9,260
                             7.88% to 10/13/95                                                      9,224          9,224
                                                                                               ----------     ----------
                                                                                                   40,533         40,533
Airlines--0.61%            Northwest Airlines, Inc., Term Loan, due 6/15/97,
                           9.125% to 10/20/95                                                       6,130          6,130
                           Northwest Airlines, Inc., Term Loan, due 9/15/97,
                           9.125% to 10/20/95                                                       7,110          7,110
                                                                                               ----------     ----------
                                                                                                   13,240         13,240

Analytical                 Waters Corp., Term Loan B, due 8/31/01:
Instruments--1.13%           9.25% to 9/29/95                                                         791            791
                             9.25% to 10/31/95                                                      9,996          9,996
                           Waters Corp., Term Loan C, due 8/31/02:
                             9.625% to 9/29/95                                                        554            554
                             9.625% to 10/31/95                                                     6,995          6,995
                           Waters Corp., Term Loan D, due 2/28/03:
                             10% to 9/29/95                                                           445            445
                             10% to 10/31/95                                                        5,623          5,623
                                                                                               ----------     ----------
                                                                                                   24,404         24,404

Apparel--0.46%             Humphreys, Term Loan B, due 1/15/03, 9.375% to 9/29/95                  10,000         10,000

Automobile                 Exide Corporation, Term Loan B, due 9/30/01:
Products--0.69%              9% to 10/02/95                                                         2,450          2,450
                             8.9375% to 12/29/95                                                    2,487          2,487
                           Johnstown America Industrial Inc., Term Loan B, due 3/31/03,
                           9% to 2/23/96                                                           10,000         10,000
                                                                                               ----------     ----------
                                                                                                   14,937         14,937

Broadcast/Media--4.85%     Classic Cable, Term Loan A, due 3/31/03, 8.69% to 9/29/95                2,500          2,500
                           Classic Cable, Term Loan B, due 3/31/04, 9.69% to 9/29/95                5,000          5,000
                           Coaxial Communications, Term Loan, due 12/31/99:
                             10.75% to 9/29/95                                                         32             32
                             9.13% to 10/15/95                                                      4,402          4,402
                             9.19% to 6/14/96                                                       9,468          9,468
                             8.94% to 7/17/96                                                       5,035          5,035
                           Ellis Communications, Term Loan B, due 3/31/03:
                             11%(1)                                                                    33             33
                             9.125% to 9/18/95                                                      4,950          4,950
                           Enquirer/Star, Term Loan B, due 9/30/02:
                             10%(1)                                                                   134            134
                             8.44% to 10/22/95                                                     26,532         26,532
                           Journal News Inc., Term Loan, due 12/31/01, 8.255%
                           to 10/30/95                                                             10,000         10,000
                           Marcus Cable Operating Co., Term Loan B, due 4/30/04,
                           10.25% to 9/30/95                                                       11,500         11,500
                           Silver King Communications, Term Loan B, due 7/31/02,
                           8.875% to 10/31/95                                                      17,820         17,820
                           US Radio Inc., Term Loan A, due 12/31/01:
                             9.4375% to 9/29/95                                                     1,298          1,298
                             8.875% to 10/30/95                                                     1,233          1,233
                           US Radio Inc., Term Loan B, due 9/23/03:
                             9.9375% to 9/08/95                                                       828            828
                             10.4375% to 9/29/95                                                    1,695          1,695
                             9.875% to 10/30/95                                                     1,709          1,709
                             9.8125% to 12/11/95                                                      823            823
                                                                                               ----------     ----------
                                                                                                  104,992        104,992

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (continued)                                                                      (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Building                   MTF Acquisition, Term Loan B, due 12/31/02, 9.03% to 9/29/95        $   20,000     $   20,000
Products--1.86%            Overhead Door Corp., Revolving Credit Loan, due 8/18/99:
                             8.4375% to 9/28/95                                                       205            205
                             8.50% to 9/29/95                                                       1,909          1,909
                           Overhead Door Corp., Term Loan, due 8/18/99, 8.50% to 9/29/95            8,794          8,794
                           RSI Home Products, Term Loan, due 11/30/99, 8.375% to 11/30/95           9,250          9,250
                                                                                               ----------     ----------
                                                                                                   40,158         40,158

Carbon & Graphite          UCAR International, Term Loan B, due 1/31/03, 8.875% to 9/08/95          7,311          7,311
Products--0.69%            UCAR International, Term Loan C, due 7/31/03, 9.375% to 9/08/95          3,827          3,827
                           UCAR International, Term Loan D, due 1/31/04, 10.0625% to 11/08/95       3,827          3,827
                                                                                               ----------     ----------
                                                                                                   14,965         14,965

Chemicals--2.17%           Freedom Chemical Company, Term Loan B, due 6/30/02,
                           9.1875% to 10/27/95                                                     27,000         27,000
                           Harris Specialty Chemicals, Term Loan A, due 12/30/99,
                           8.75% to 9/18/95                                                           616            616
                           Harris Specialty Chemicals, Term Loan B, due 12/30/01,
                           9.25% to 9/18/95                                                         2,871          2,871
                           Hydro Chemical, Term Loan B, due 7/01/02, 10.0625% to 10/31/95           5,000          5,000
                           Inspec Technologies, Term Loan B, due 12/02/00, 8.50% to 9/29/95         4,311          4,311
                           Thoro World Systems, Inc., Term Loan A, due 12/30/99, 8.69%
                           to 9/29/95                                                               2,252          2,252
                           Thoro World Systems, Inc., Term Loan B, due 12/30/01, 8.69%
                           to 9/19/95                                                               4,916          4,916
                                                                                               ----------     ----------
                                                                                                   46,966         46,966

Consumer Products--2.77%   CHF/Ebel USA, Term Loan B, due 9/30/01, 9.1328% to 10/30/95             10,032         10,032
                           Playtex Family Products Inc., Term Loan A, due 6/30/02:
                             6.82% to 9/06/95                                                         328            328
                             7.57% to 9/06/95                                                       1,311          1,311
                             7.44% to 1/08/96                                                       1,748          1,748
                           Playtex Family Products Inc., Term Loan B, due 6/30/02:
                             6.82% to 9/06/95                                                       3,059          3,059
                             7.57% to 9/06/95                                                      12,237         12,237
                             7.44% to 1/08/96                                                      16,316         16,316
                           Revlon Consumer Products, Term Loan B, due 6/30/97,
                           9.3125% to 12/08/95                                                     15,000         15,000
                                                                                               ----------     ----------
                                                                                                   60,031         60,031
Containers--1.56%          Ivex Packaging Corp., Term Loan B, due 12/31/99:
                             11%(1)                                                                    11             11
                             9.44% to 9/25/95                                                       2,714          2,714
                             9.94% to 9/27/95                                                       3,143          3,143
                             9.94% to 9/29/95                                                       1,429          1,429
                             9.57% to 11/30/95                                                      1,429          1,429
                             9.32% to 12/28/95                                                        857            857
                           Portola Packaging, Inc., Term Loan B, due 7/01/01,
                           9.6406% to 9/07/95                                                       7,250          7,250
                           Silgan Corp., Term Loan B, due 3/15/02:
                             8.875% to 9/11/95                                                      2,267          2,267
                             8.875% to 10/10/95                                                     7,556          7,556
                             8.875% to 11/09/95                                                     2,353          2,353
                             8.9375% to 2/09/96                                                     4,824          4,824
                                                                                               ----------     ----------
                                                                                                   33,833         33,833

Diversified                Desa International Inc., Term Loan B, due 11/30/00,
Manufacturing--3.33%       9.0625% to 12/27/95                                                      9,032          9,032
                           InterMetro Industries, Term Loan B, due 6/30/01:
                             8.875% to 9/05/95                                                      2,174          2,174
                             8.875% to 1/03/96                                                      7,651          7,651
                           InterMetro Industries, Term Loan C, due 12/31/02:
                             9.375% to 9/05/95                                                      3,163          3,163
                             9.375% to 1/03/96                                                     11,132         11,132

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Diversified                The Pullman Co., Inc., Revolving Credit Loan, due 12/31/99:
Manufacturing                10.25%(1)                                                         $      821     $      821
(concluded)                  9% to 9/25/95                                                          3,915          3,915
                           The Pullman Co., Inc., Term Loan A, due 12/31/99, 9% to 9/25/95          9,359          9,359
                           The Pullman Co., Inc., Term Loan B, due 12/31/99, 9.50%
                           to 9/25/95                                                                 650            650
                           Thermadyne Company, Term Loan B, due 2/01/01, 8.875% to 9/07/95         24,068         24,068
                                                                                               ----------     ----------
                                                                                                   71,965         71,965

Drug Stores--2.30%         Duane Reade Co., Term Loan A, due 9/30/97, 8.875% to 11/30/95            7,711          7,711
                           Duane Reade Co., Term Loan B, due 9/30/99, 9.375% to 11/30/95           10,000         10,000
                           Eckerd Corp., Term Loan, Series C, due 7/31/00:
                             7.125% to 9/11/95                                                      2,639          2,639
                             7.1875% to 10/10/95                                                    2,387          2,387
                             7.5625% to 11/09/95                                                    5,933          5,933
                           Thrifty Payless, Term Loan B, due 9/30/01, 9.0625% to 9/22/95           20,987         20,987
                                                                                               ----------     ----------
                                                                                                   49,657         49,657
Electrical Instruments--   Berg Electronics Inc., Term Loan A, due 3/31/00:
1.89%                        8.69% to 9/29/95                                                         365            365
                             8.69% to 11/27/95                                                     10,875         10,875
                           Berg Electronics Inc., Term Loan B, due 3/31/01:
                             8.94% to 9/29/95                                                           4              4
                             8.94% to 11/27/95                                                        963            963
                           Communications & Power Industries, Term Loan B, due 8/11/2002,
                           10.25% to 10/01/95                                                       5,667          5,667
                           International Wire Corp., Term Loan B, due 9/30/02, 9%
                           to 12/12/95                                                             10,000         10,000
                           Tracor Inc., Term Loan A, due 10/31/98, 8.4375% to 9/25/95               3,067          3,067
                           Tracor Inc., Term Loan B, due 2/28/01:
                             10.75%(1)                                                                 36             36
                             8.9375% to 9/25/95                                                     9,889          9,889
                                                                                               ----------     ----------
                                                                                                   40,866         40,866

Fertilizer--0.92%          Terra Industries, Term Loan B, due 10/20/01, 8.375%
                           to 10/20/95                                                             19,875         19,875

Food & Beverage--4.75%     American Italian Pasta, Term Loan C, due 12/31/00,
                           9.9375% to 11/17/95                                                      5,000          5,000
                           Amerifoods, Term Loan B, due 6/30/01, 10.75% to 9/29/95                  7,500          7,500
                           Amerifoods, Term Loan C, due 6/30/02, 11.25% to 9/29/95                  7,500          7,500
                           Domino's Pizza, Inc., Term Loan B, due 7/27/00:
                             9.1875% to 9/06/95                                                     5,155          5,155
                             9.0625% to 11/08/95                                                    2,087          2,087
                             8.625% to 12/06/95                                                     3,000          3,000
                             8.625% to 2/07/96                                                      2,380          2,380
                           Heileman Acquisition Company, Term Loan B, due 12/31/00,
                           9.6875% to 10/13/95                                                     10,000         10,000
                           MAFCO Worldwide, Term Loan B, due 6/30/01, 8.88% to 9/29/95              9,900          9,900
                           President Baking Co., Inc., Term Loan B, due 9/30/00,
                           7.75% to 12/29/95                                                        4,949          4,949
                           President Baking Co., Inc., Term Loan B, due 9/30/00,
                           10.25% to 12/29/95                                                           8              8
                           Select Beverage Inc., Term Loan B, due 6/30/01, 9.125%
                           to 11/01/95                                                              2,000          2,000
                           Select Beverage Inc., Term Loan C, due 6/30/01, 9.375%
                           to 11/01/95                                                              3,000          3,000
                           Specialty Foods Corp., Term Loan, due 4/30/01:
                             8.1875% to 9/21/95                                                    13,399         13,399
                             8.125% to 10/20/95                                                    13,399         13,399
                             8.0625% to 1/22/96                                                    13,399         13,399
                                                                                               ----------     ----------
                                                                                                  102,676        102,676

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Grocery--3.29%             Big V Supermarkets Inc., Term Loan B, due 3/15/00:
                             9.3125% to 9/20/95                                                $    5,200     $    5,200
                             8.6875% to 10/17/95                                                    5,200          5,200
                           Dominick's Finer Foods, Term Loan B, due 3/31/02:
                             9.125% to 9/07/95                                                        395            395
                             9.3125% to 10/05/95                                                    3,943          3,943
                           Dominick's Finer Foods, Term Loan C, due 3/31/03:
                             9.625% to 9/07/95                                                        395            395
                             9.8125% to 10/05/95                                                    4,304          4,304
                           Dominick's Finer Foods, Term Loan D, due 9/30/03:
                             9.875% to 9/07/95                                                        395            395
                             10.0625% to 10/05/95                                                   4,304          4,304
                           Pathmark Stores Inc., Term Loan B, due 10/31/99, 8.9375%
                           to 11/30/95                                                              4,576          4,576
                           Ralph's Grocery Company, Revolving Credit Loan, due 6/15/01,
                           10.25%(1)                                                                  300            300
                           Ralph's Grocery Company, Term Loan A, due 6/15/01:
                             8.6875% to 9/21/95                                                       515            515
                             8.625% to 10/19/95                                                    13,180         13,180
                           Ralph's Grocery Company, Term Loan B, due 6/15/02:
                             10.25% to 9/15/95                                                          5              5
                             9.1875% to 9/21/95                                                        19             19
                             9.1875% to 9/21/95                                                        46             46
                             10.25% to 9/29/95                                                         13             13
                             9.125% to 10/19/95                                                     6,917          6,917
                           Ralph's Grocery Company, Term Loan C, due 6/15/03:
                             10.75% to 9/15/95                                                          5              5
                             9.6875% to 9/21/95                                                        65             65
                             10.75% to 9/29/95                                                         12             12
                             9.625% to 10/19/95                                                     6,918          6,918
                           Ralph's Grocery Company, Term Loan D, due 2/15/04:
                             10.75% to 9/15/95                                                          5              5
                             9.9375% to 9/21/95                                                        65             65
                             10.75% to 9/29/95                                                         12             12
                             9.875% to 10/19/95                                                     6,918          6,918
                           Star Markets Co., Inc., Term Loan B, due 12/31/01, 8.94%
                           to 9/18/95                                                               4,211          4,211
                           Star Markets Co., Inc., Term Loan C, due 12/31/02, 9.44%
                           to 9/18/95                                                               3,158          3,158
                                                                                               ----------     ----------
                                                                                                   71,076         71,076
Health Services--2.25%     National Medical Enterprises Inc., Revolving Credit Loan,
                           due 8/31/01:
                             9%(1)                                                                    380            380
                             7.125% to 9/07/95                                                        600            600
                             7.1875% to 9/22/95                                                       250            250
                             7.1875 to 9/29/95                                                        220            220
                             7.1875% to 10/23/95                                                      200            200
                             7.1875% to 11/22/95                                                      200            200
                             7.25% to 2/22/96                                                       1,200          1,200
                           National Medical Enterprises Inc., Term Loan, due 8/31/01:
                             7.3125% to 9/01/95                                                     2,917          2,917
                             7.6875% to 9/01/95                                                    12,500         12,500
                             7.25% to 10/03/95                                                      6,722          6,722
                             7.25% to 12/05/95                                                      8,333          8,333
                             7.125% to 1/03/96                                                      6,750          6,750
                             7.125% to 2/01/96                                                      8,333          8,333
                                                                                               ----------     ----------
                                                                                                   48,605         48,605

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Leasing & Rental           Prime Acquisition, Term Loan, due 12/31/00:
Services--0.92%              9.0625% to 9/05/95                                                $    6,400     $    6,400
                             9.0313% to 10/03/95                                                    7,120          7,120
                             8.875% to 10/06/95                                                     6,400          6,400
                                                                                               ----------     ----------
                                                                                                   19,920         19,920

Leisure/                   Metro Goldwyn Meyer Co., Term Loan, due 4/15/97, 8.19%
Entertainment--1.36%       to 1/24/96                                                              10,000         10,000
                           Six Flags Entertainment Corp., Term Loan B, due 6/23/03:
                             8.875% to 12/27/95                                                    16,154         16,154
                             9% to 2/23/96                                                          3,247          3,247
                                                                                               ----------     ----------
                                                                                                   29,401         29,401

Manufacturing--0.69%       Trans Technology Corp., Term Loan B, due 6/30/02, 9.125%
                           to 11/02/95                                                             15,000         15,000

Medical Devices--0.79%     Deknatel Holdings Corp., Term Loan A, due 4/20/99:
                             9.3125% to 9/29/95                                                       115            115
                             9.3125% to 10/25/95                                                    1,938          1,938
                             9.8125% to 10/25/95                                                    7,500          7,500
                           Deknatel Holdings Corp., Term Loan B, due 4/20/01, 9.8125%
                           to 10/25/95                                                              7,500          7,500
                                                                                               ----------     ----------
                                                                                                   17,053         17,053

Message                    Dictaphone Co., Term Loan B, due 6/30/02, 9.1875% to 9/15/95            10,000         10,000
Communications--0.46%

Nautical Systems--0.40%    Sperry Marine, Inc., Term Loan, due 11/15/00:
                             9.6875% to 9/29/95                                                     3,639          3,639
                             9.125% to 12/29/95                                                     4,947          4,947
                                                                                               ----------     ----------
                                                                                                    8,586          8,586

Paper--19.63%              Crown Paper Co., Term Loan B, due 8/22/2003:
                             9.25% to 9/22/95                                                       5,000          5,000
                             9.25% to 10/23/95                                                      5,000          5,000
                             9.25% to 11/21/95                                                      5,000          5,000
                             9.25% to 2/20/96                                                       5,000          5,000
                           Fort Howard Corp., Term Loan A, due 3/08/02:
                             8.50% to 9/19/95                                                      12,000         12,000
                             8.38% to 12/19/95                                                     12,000         12,000
                           Fort Howard Corp., Term Loan B, due 12/31/02:
                             9% to 9/19/95                                                         31,604         31,604
                             8.88% to 12/19/95                                                     31,604         31,604
                           Jefferson Smurfit Company/Container Corp. of America,
                           Revolving Credit Loan, due 4/30/01:
                             10.25%(1)                                                                179            179
                             8.375% to 9/07/95                                                         60             60
                             8.4375% to 9/22/95                                                       149            149
                             8.4375% to 9/29/95                                                       119            119
                           Jefferson Smurfit Company/Container Corp. of America,
                           Term Loan A, due 4/30/01:
                             8.9375% to 9/28/95                                                    31,043         31,043
                             8.9375% to 9/29/95                                                    11,340         11,340
                             8.375% to 10/20/95                                                    22,680         22,680
                             8.4375% to 10/20/95                                                    2,495          2,495
                             8.375% to 10/30/95                                                    22,680         22,680
                           Jefferson Smurfit Company/Container Corp. of America,
                           Term Loan B, due 4/30/02:
                             9.4375% to 9/25/95                                                     2,968          2,968
                             8.9375% to 10/20/95                                                   12,928         12,928
                             9.375% to 10/24/95                                                    54,086         54,086

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (continued)                                                                     (in Thousands)
                                                                                                    Face         Value
Industry                      Senior Secured Floating Rate Loan Interests*                         Amount      (Note 1b)
Paper                      Mail Well, Term Loan B, due 7/31/03:
(concluded)                  10.25%(1)                                                         $    6,100     $    6,100
                             8.875% to 9/06/95                                                     13,900         13,900
                           S.D. Warren Co., Term Loan A, due 12/20/01, 8.38%
                           to 10/24/95                                                             10,000         10,000
                           S.D. Warren Co., Term Loan B, due 12/19/02, 8.94%
                           to 9/25/95                                                              52,000         52,000
                           Stone Container Corp., Term Loan B, due 4/01/00:
                             9% to 9/18/95                                                         27,607         27,607
                             9% to 10/16/95                                                        29,707         29,707
                           Stone Container Corp., Term Loan C, due 4/01/00, 9.25%
                           to 9/29/95                                                              17,500         17,500
                                                                                               ----------     ----------
                                                                                                  424,749        424,749

Printing &                 K-III Communications, Term Loan, due 12/31/00, 7.13%
Publishing--2.05%          to 11/09/95                                                              6,000          6,000
                           Print Tech International, Term Loan B, due 12/29/01:
                             8.9375% to 9/29/95                                                     1,375          1,375
                             8.8125% to 12/08/95                                                    3,542          3,542
                           Ziff Davis, Term Loan B, due 12/31/01, 9.4375% to 9/28/95               13,696         13,696
                           Ziff Davis, Term Loan C, due 12/31/02, 9.4375% to 9/28/95               19,755         19,755
                                                                                               ----------     ----------
                                                                                                   44,368         44,368
Retail--                   Federated Department Stores, Revolving Credit Loan,
Specialty--9.43%           due 3/31/00:
                             7.0625% to 9/05/95                                                     3,125          3,125
                             7.4375% to 9/18/95                                                     7,812          7,812
                             6.875% to 9/29/95                                                     14,062         14,062
                             6.9375% to 9/29/95                                                     4,688          4,688
                           Federated Department Stores, Term Loan, due 3/31/00:
                             7.4375% to 9/25/95                                                    53,125         53,125
                             7% to 9/29/95                                                         31,875         31,875
                           Music Acquisition Corp., Term Loan B, due 8/31/01:
                             8.875% to 9/18/95                                                      8,156          8,156
                             8.9375% to 9/21/95                                                    13,781         13,781
                           Music Acquisition Corp., Term Loan C, due 8/31/02, 9.4375%
                           to 9/21/95                                                               7,500          7,500
                           QVC, Inc., Term Loan B, due 1/31/04, 9% to 9/05/95                      28,000         28,000
                           Saks & Co., Term Loan A, due 6/30/98, 8.75% to 11/09/95                  4,375          4,375
                           Saks & Co., Term Loan B, due 6/30/00, 9.25% to 11/09/95                 27,469         27,469
                                                                                               ----------     ----------
                                                                                                  203,968        203,968

Telecommunications--1.82%  LDDS Communications, Term Loan, due 12/31/96, 6.88%
                           to 10/10/95                                                             10,000         10,000
                           Paging Network, Term Loan B, due 3/31/02, 9.445% to 11/06/95            29,333         29,333
                                                                                               ----------     ----------
                                                                                                   39,333         39,333

Textiles--1.15%            Chicopee, Inc., Term Loan B, due 3/31/03, 9.19% to 9/29/95              24,937         24,937

Transportation             Petro Properties, Term Loan B, due 5/24/01, 9.25% to 9/28/95             8,765          8,765
Services--0.40%

Warehousing &              Pierce Leahy Corp., Term Loan B, due 6/30/01, 9.125%
Storage--0.69%             to 9/29/95                                                              15,000         15,000

                           Total Senior Secured Floating Rate Loan Interests
                           (Cost--$1,669,859)--77.18%                                           1,669,859      1,669,859

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in Thousands)
                                                                                                    Face         Value
                                      Short-Term Securities                                        Amount      (Note 1b)
Commercial                 Ciesco L.P., 5.70% due 10/13/95                                     $   30,000     $   29,801
Paper**--19.68%            Corporate Asset Funding Co., 5.73% due 9/07/95                          50,000         49,952
                           First Boston, Inc.:
                             5.71% due 9/27/95                                                     20,000         19,918
                             5.73% due 9/27/95                                                     30,000         29,876
                             5.71% due 10/03/95                                                    20,000         19,898
                           General Electric Capital Corp., 5.82% due 9/01/95                       31,448         31,448
                           Matterhorn Capital Corp.:
                             5.73% due 9/20/95                                                     30,000         29,909
                             5.72% due 10/05/95                                                    30,000         29,838
                           National Fleet Fund, Inc.:
                             5.70% due 9/13/95                                                     30,000         29,943
                             5.76% due 9/14/95                                                     40,700         40,615
                             5.73% due 9/28/95                                                     25,000         24,893
                             5.74% due 10/06/95                                                    50,000         49,721
                           Sheffield Receivables Co., 5.75% due 9/08/95                            40,000         39,955
                                                                                               ----------     ----------
                                                                                                  427,148        425,767

US Government & Agency     Federal National Mortgage Association, 5.66% due 9/06/95                50,000         49,961
Obligations**--2.31%

                           Total Short-Term Securities (Cost--$475,728)--21.99%                   477,148        475,728

                                                                                                    Shares
                                             Common Stock                                            Held
Restaurants--0.01%         Flagstar Companies, Inc.                                                    44            173

                           Total Common Stock (Cost--$0)--0.01%                                        44            173

                           Total Investments (Cost--$2,145,587)--99.18%                                        2,145,760

                           Other Assets Less Liabilities--0.82%                                                   17,710
                                                                                                              ----------
                           Net Assets--100.00%                                                                $2,163,470
                                                                                                              ==========

  *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. The interest rates shown are those in effect at August 31, 1995.

 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

(1)Index is based on the prime rate of a US bank, which is subject to change daily.

   See Notes to Financial Statements.

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at  value (identified cost-- $2,145,586,427)
                    (Note 1b)                                                                             $2,145,759,782
                    Receivables:
                      Capital shares sold                                                  $ 23,090,039
                      Interest                                                               15,293,047
                      Commitment fees                                                            78,144       38,461,230
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                       1,619,465
                                                                                                          --------------
                    Total assets                                                                           2,185,840,477
                                                                                                          --------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1g)                                     4,220,943
                      Investment adviser (Note 2)                                             1,664,057
                      Administrator (Note 2)                                                    437,910        6,322,910
                                                                                           ------------
                    Deferred income (Note 1e)                                                                 15,408,761
                    Accrued expenses and other liabilities                                                       639,193
                                                                                                          --------------
                    Total liabilities                                                                         22,370,864
                                                                                                          --------------

Net Assets:         Net assets                                                                            $2,163,469,613
                                                                                                          ==============

Net Assets          Common Stock, par value $0.10 per share; 1,000,000,000
Consist of:         shares authorized                                                                     $   21,597,247
                    Paid-in capital in excess of par                                                       2,140,838,484
                    Undistributed realized capital gains on investments--net                                     860,527
                    Unrealized appreciation on investments--net (Note 3)                                         173,355
                                                                                                          --------------
                    Net Assets--Equivalent to $10.02 per share based on
                    215,972,462 shares of Common Stock outstanding                                        $2,163,469,613
                                                                                                          ==============


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1995
Investment Income   Interest and discount earned                                                            $122,873,692
(Note 1e):          Facility and other fees                                                                    3,427,067
                                                                                                            ------------
                    Total income                                                                             126,300,759
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $ 13,654,371
                    Administrative fees (Note 2)                                              3,593,255
                    Transfer agent fees (Note 2)                                                956,857
                    Professional fees                                                           329,753
                    Accounting services (Note 2)                                                197,653
                    Borrowing costs (Note 6)                                                    189,883
                    Custodian fees                                                              143,988
                    Printing and shareholder reports                                             87,900
                    Directors' fees and expenses                                                 47,374
                    Other                                                                        18,482
                                                                                           ------------
                    Total expenses                                                                            19,219,516
                                                                                                            ------------
                    Investment income--net.                                                                  107,081,243
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            901,282
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                            (102,235)
Investments--Net                                                                                            ------------
(Notes 1c, 1e       Net Increase in Net Assets Resulting from Operations                                    $107,880,290
& 3):                                                                                                       ============


                    See Notes to Financial Statements.

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year
                                                                                                Ended August 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                               $  107,081,243     $ 43,213,412
                    Realized gain (loss) on investments--net                                    901,282          (13,985)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (102,235)        (124,460)
                                                                                         --------------     ------------
                    Net increase in net assets resulting from operations                    107,880,290       43,074,967
                                                                                         --------------     ------------

Dividends to        Investment income--net                                                 (107,081,243)     (43,213,412)
Shareholders                                                                             --------------     ------------
(Note 1g):          Net decrease in net assets resulting from dividends
                    to shareholders                                                        (107,081,243)     (43,213,412)
                                                                                         --------------     ------------

Capital Share       Net increase in net assets resulting from capital
Transactions        share transactions                                                    1,228,207,869      221,301,485
(Note 4):                                                                                --------------     ------------

Net Assets:         Total increase in net assets                                          1,229,006,916      221,163,040
                    Beginning of year                                                       934,462,697      713,299,657
                                                                                         --------------     ------------
                    End of year                                                          $2,163,469,613     $934,462,697
                                                                                         ==============     ============

Statement of Cash Flows
                                                                                                       For the Year Ended
                                                                                                         August 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                $    107,880,290
Operating           Adjustments to reconcile net increase (decrease) in
Activities:         net assets resulting from operations to net cash
                    provided by operating activities:
                      Increase in receivables                                                                 (9,086,101)
                      Increase in other assets                                                                (1,483,573)
                      Increase in other liabilities                                                            9,041,608
                      Realized and unrealized gain on investments--net                                          (799,047)
                      Amortization of discount                                                               (20,924,413)
                                                                                                        ----------------
                    Net cash provided by operating activities                                                 84,628,764
                                                                                                        ----------------

Cash Used for       Proceeds from principal payments and sales of loan interests                             651,663,489
Investing           Purchases of loan interests                                                           (1,521,021,788)
Activities:         Purchases of short-term investments--net                                             (13,212,737,918)
                    Proceeds from sales and maturities of short-term investments--net                     12,876,338,285
                                                                                                        ----------------
                    Net cash used for investing activities                                                (1,205,757,932)
                                                                                                        ----------------

Cash Provided by    Cash receipts on capital shares sold                                                   1,291,293,618
Financing           Cash payments on capital shares tendered                                                (116,306,108)
Activities:         Dividends paid to shareholders                                                           (54,068,371)
                                                                                                        ----------------
                    Net cash provided by financing activities                                              1,120,919,139
                                                                                                        ----------------

Cash:               Net decrease in cash                                                                        (210,029)
                    Cash at beginning of year                                                                    210,029
                                                                                                        ----------------
                    Cash at end of year                                                                 $             --
                                                                                                        ================

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders             $     50,211,612
Financing                                                                                               ================
Activities:

                    See Notes to Financial Statements.

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 1995      1994      1993       1992      1991
Per Share           Net asset value, beginning of year                $  10.02   $  10.02  $   9.99  $   9.99   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .75        .59      .53        .64        .85
                    Realized and unrealized gain (loss) on
                    investments--net                                        --++       --++     .03        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .75        .59       .56       .64        .84
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.75)      (.59)     (.53)     (.64)      (.85)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  10.02   $  10.02  $  10.02  $   9.99   $   9.99
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset  value per share                  7.68%      5.94%     5.74%     6.58%      8.79%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.34%      1.43%     1.47%     1.39%      1.27%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.34%      1.43%     1.47%     1.41%      1.33%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.45%      5.75%     5.27%     6.58%      8.44%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in millions)             $  2,163   $    934  $    713  $    834   $  1,705
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.23%     61.31%    90.36%    46.48%     58.22%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads. The
                    Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered non-diversified, closed-end management investment company.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1995 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan interests and common stocks are valued at fair value. Fair value is determined in good faith by or under the direction of the Board of Directors of the Fund. Since Loan Interests are purchased and sold primarily at par value, the Fund values the Loan Interests at par, unless Merrill Lynch Asset Management, L.P. ("MLAM") determines par does not represent fair value. In the event such a determination is made, fair value will be determined in accordance with guidelines approved by the Fund's Board of Directors. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan. For income tax purposes, as of September 1, 1994, the Loan Interests are treated as discount obligations.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995
NOTES TO FINANCIAL STATEMENTS (concluded)

Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed the lesser of (a) 2.0% of the Fund's average daily net assets or (b) 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, Merrill Lynch, Pierce, Fenner, & Smith Inc., MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $1,521,021,788 and $651,663,489, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments              $  904,582    $   173,355
Short-term investments                 (3,300)            --
                                   ----------    -----------
Total                              $  901,282    $   173,355
                                   ==========    ===========

As of August 31, 1995, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $173,355, all of which is related to appreciated securities. The aggregate cost of investments at August 31, 1995 for Federal income tax purposes was $2,145,586,427.

4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
August 31,1995                        Shares        Amount

Shares sold                       129,276,626 $1,294,302,365
Shares issued to share-
holders in reinvestment of
dividends                           5,015,241     50,211,612
Total issued                      134,291,867  1,344,513,977
Shares tendered                   (11,618,992)  (116,306,108)
                                 ------------ --------------
Net increase                      122,672,875 $1,228,207,869
                                 ============ ==============



For the Year Ended                                  Dollar
August 31, 1994                       Shares        Amount

Shares sold                        35,126,101 $  351,960,677
Shares issued to share-
holders in reinvestment
of dividends                        2,309,056     23,136,748
                                 ------------ --------------
Total issued                       37,435,157    375,097,425
Shares tendered                   (15,348,896)  (153,795,940)
                                 ------------ --------------
Net increase                       22,086,261 $  221,301,485
                                 ============ ==============


5. Unfunded Loan Interests:
As of August 31, 1995, the Fund had unfunded loan commitments of $122,405,057, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                         Unfunded Commitment
Borrower                                       (in thousands)

Jefferson Smurfit Company/
Container Corp. of America                           $ 2,551
Federated Department Stores                           32,098
Gulfstream Corp.                                      10,192
Marcus Cable Co.                                      31,500
National Medical Enterprises Inc.                      1,950
Northwest Airlines, Inc.                               2,649
Overhead Door Corp.                                    3,000
The Pullman Co., Inc.                                  1,790
Ralph's Grocery Company                               15,950
Tracor Inc.                                            8,385
UCAR International                                     9,340
Waters Corp.                                           3,000

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                  AUGUST 31, 1995

6. Short-Term Borrowings:
On March 20, 1995, the Fund extended its loan commitment from a commercial bank. The commitment is for $100,000,000 bearing interest at the Federal Funds Rate plus 0.75%--2% on the outstanding balance. The Fund had no borrowings under this commitment during the year ended August 31, 1995. For the year ended August 31, 1995, facility and commitment fees aggregated approximately $190,000.

7. Subsequent Event:
The Fund began a quarterly tender offer on September 19, 1995 which concludes on October 17, 1995.